December 21, 2015

DBX ETF TRUST

Deutsche X-trackers MSCI Brazil Hedged Equity ETF

Deutsche X-trackers MSCI Germany Hedged Equity ETF

(the “Funds”)

Supplement to the Prospectus and Statement of Additional Information of the Funds

dated September 30, 2015

Effective immediately, the following information supplements and supersedes any contrary information contained in the Funds’ Prospectus and Statement of Additional Information (“SAI”).

The following is added to the “Deutsche X-trackers MSCI Brazil Hedged Equity ETF—Main Risks” and “Deutsche X-trackers MSCI Germany Hedged Equity ETF—Main Risks” sections of the Funds’ Prospectus:

Non-diversification risk. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the Fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.

The following is added to the “Fund Details—Additional Information about Principal Investment Strategies—Further Discussion of Principal Risks” section of the Funds’ Prospectus:

Non-diversification risk. (All Funds, except Deutsche X-trackers MSCI EAFE Hedged Equity ETF, Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF and Deutsche X-trackers MSCI Japan Hedged Equity ETF.) Each Fund is “non-diversified” and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, a Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

The information contained in the first paragraph of the section of the SAI entitled “Investment Strategies and Risks—Diversification Status” is hereby deleted and replaced with the following:

(All Funds, except Deutsche X-trackers MSCI EAFE Hedged Equity ETF, Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF and Deutsche X-trackers MSCI Japan Hedged Equity ETF.) Each Fund is classified as “non-diversified.”1 A non-diversified fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may dominate the underlying index of such a fund and, consequently, the fund’s investment portfolio. This may adversely affect the fund’s performance or subject the fund’s Shares to greater price volatility than that experienced by more diversified investment companies.

Please retain this supplement for future reference.

[1]

Currently, under the 1940 Act, for a fund to be classified as a diversified investment company, at least 75% of the value of the fund’s total assets must be represented by cash and cash items (including receivables), government securities, securities of other investment companies, and securities of other issuers, which for the purposes of this calculation are limited in respect of any one issuer to an amount (valued at the time of investment) not greater in value than 5% of the fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer. Pursuant to certain Securities and Exchange Commission (the “SEC”) staff positions, if a fund’s investments are “diversified” under the 1940 Act for a period of three years, the fund may be considered “diversified” and may not be able to convert to a non-diversified fund without the approval of shareholders.